UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	02/29/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

SEMIANNUAL REPORT February 29, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Floating Rate Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Floating Rate Income Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through February 29, 2020, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Floating Rate Income Fund’s Class A shares produced a total return of 0.72%, Class C shares returned 0.35%, Class I shares returned 0.88%, and Class Y shares returned 0.88%.1 The fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 1.26% for the same period.2

Floating rate notes generally produced modestly positive total returns over the six months, amid accommodative central bank policy and a flight to quality late in the period. The fund lagged the Index primarily due to sector and credit selection during the period.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the Coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, given that floating rate instruments are generally seen as a hedge against rising rates, the falling rate environment was not accretive to high demand for floating rate instruments. They generally lost value the final month of the period along with high yield debt securities, which also pulled back due in part to the perception of increased economic risk.

Sector Allocation and Credit Selection Dampen Performance

The fund’s performance compared to the Index was constrained over the reporting period by sector allocation and credit selection. Relative overweights in the services and energy sectors

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

provided a headwind during the six months. Both sectors underperformed the broader market during the period. Within credit selection, choices within the services and metals and mining sectors were among the top detractors from results.

The fund achieved better results through other strategies. Quality selection was positive for the period. The fund was underweight CCC rated securities, which benefited portfolio results, as this lower quality debt underperformed throughout the period. The fund was overweight B rated debt, which outpaced BB rated debt. An overweight in securities issued by telecom companies as well as building materials companies also provided a tailwind to results, as did an underweight in instruments issued by leisure companies, which tended to lag the broader market during the period. Credit selection for the period was favorable, particularly within the energy and health care sectors. In addition, avoidance of several cyclical industries also aided performance. A lack of exposure to several underperforming credits within the chemicals industry was particularly helpful.

Prepared for Potential Challenges

With the coronavirus-induced weakness in the economy, we are seeing additional support and stimulus from central banks. We believe the threat of slowing economic growth and the potential for lower rates is on the horizon. Since floating rate instruments are often used as a hedge against rising rates, this can pose challenges for loan demand. Against this backdrop, we believe effective credit selection and active management are absolutely critical for success.

We are focused on reducing exposure to sectors that are highly sensitive to demand pressure brought on by the current environment. Examples of this would be leisure and travel. We continue to be underweight in cyclical sectors and are favoring defensive sectors and credits. We have increased portfolio credit quality by reducing our overweight in Bs and increasing our exposure to BBs. We still are avoiding low quality CCCs. Given the outlook for rates, we have increased exposure to high yield instruments, which we believe may benefit from rate cuts. We anticipate market volatility may provide opportunities to purchase securities at attractive valuations and are working to position the fund not only for a challenging environment but also for an eventual recovery.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar – The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the leveraged loan market. Investors cannot invest directly in any index.

Floating rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.19	$8.92	$3.95	$3.70
Ending value (after expenses)	$1,007.20	$1,003.50	$1,008.80	$1,008.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.22	$8.97	$3.97	$3.72
Ending value (after expenses)	$1,019.69	$1,015.96	$1,020.94	$1,021.18

†  Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class C, .79% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.3%
Collateralized Loan Obligations Debt - 2.9%
Babson CLO, Ser. 2015-IA, Cl. ER, 3 Month LIBOR +5.50%		7.32	1/20/2031	3,000,000	[b,c]	2,497,183
Babson Euro CLO, Ser. 2014-2A, Cl. FR, 3 Month EURIBOR +7.00% @ Floor	EUR	7.00	11/25/2029	2,000,000	[b,c]	2,060,710
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		7.33	4/15/2031	2,900,000	[b,c]	2,659,322
Carlyle Global Market Strategies CLO, Ser. 2014-1A, Cl. ER, 3 Month LIBOR +5.40%		7.24	4/17/2031	4,000,000	[b,c]	3,377,938
Catamaran CLO, Ser. 2015-1A, Cl. E, 3 Month LIBOR +5.15%		6.95	4/22/2027	3,000,000	[b,c]	2,774,840
Goldentree Loan Management US CLO 2, Ser. 2017-2A, Cl. E, 3 Month LIBOR +4.70%		6.52	11/28/2030	1,984,000	[b,c]	1,809,812
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		7.89	4/17/2031	4,000,000	[b,c]	3,574,538
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		7.54	5/20/2031	1,500,000	[b,c]	1,392,279
Sounds Point CLO IV-R, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%		8.07	4/18/2031	3,000,000	[b,c]	2,520,977
					22,667,599
Commercial & Professional Services - .2%
Midas Intermediate Holdco II, Gtd. Notes		7.88	10/1/2022	1,425,000	[c]	1,372,899
Consumer Discretionary - .5%
Allen Media, Gtd. Notes		10.50	2/15/2028	1,650,000	[c]	1,587,094
Station Casinos, Gtd. Notes		4.50	2/15/2028	2,390,000	[c]	2,282,450
					3,869,544
Food Products - .4%
Albertsons, Gtd. Notes		4.88	2/15/2030	2,800,000	[c]	2,807,000
Health Care - .2%
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	2,000,000	[c]	1,705,187
Industrial - .2%
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	1,585,000	[c]	1,537,450
Media - .1%
Block Communications, Sr. Unscd. Notes		4.88	3/1/2028	981,000	[c]	986,292
Real Estate - .3%
Ladder Capital Finance Holdings, Gtd. Notes		4.25	2/1/2027	2,013,000	[c]	1,914,866

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.3% (continued)
Retailing - .4%
QVC, Sr. Scd. Notes		4.75	2/15/2027	3,200,000		3,153,467
Telecommunication Services - .1%
Ypso Finance Bis, Gtd. Notes		6.00	2/15/2028	865,000	[c]	834,725
Total Bonds and Notes (cost $44,297,578)				40,849,029

Floating Rate Loan Interests - 87.7%
Advertising - 2.0%
ABG Intermediate Holdings 2, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	9/29/2024	5,463,782	[b]	5,378,411
Clear Channel Outdoor Holdings, Term Loan B, 1 Month LIBOR +3.50%		5.10	8/21/2026	3,649,390	[b]	3,615,177
Red Ventures, Term Loan B-2, 1 Month LIBOR +2.50%		4.11	11/8/2024	3,967,484	[b]	3,905,492
Terrier Media Buyer, Term Loan, 3 Month LIBOR +4.25%		6.15	12/17/2026	2,952,024	[b]	2,938,504
					15,837,584
Automobiles & Components - .8%
CTOS, Term B Loan, 1 Month LIBOR +4.25%		5.90	4/18/2025	2,701,175	[b]	2,711,305
Panther BF Aggregator 2, First Lien Initial Euro Term Loan, 1 Month EURIBOR +3.75% @ Floor	EUR	3.75	4/30/2026	3,000,000	[b]	3,280,106
					5,991,411
Building Materials - 2.0%
Forterra Finance, Replacement Term Loan, 1 Month LIBOR +3.00%		4.60	10/25/2023	3,763,689	[b]	3,646,074
NCI Building Systems, Initial Term Loan, 1 Month LIBOR +3.75%		5.41	4/12/2025	4,542,979	[b]	4,429,404
Quikrete Holdings, First Lien Initial Term Loan, 1 Month LIBOR +2.50%		4.10	1/29/2027	2,009,162	[b]	1,979,025
Tamko Building Products, Initial Term Loan, 1 Month LIBOR +3.25%		4.85	5/31/2026	5,780,062	[b]	5,772,837
					15,827,340
Chemicals - 2.1%
AgroFresh, Term Loan,1 Month LIBOR +4.75%		6.35	7/31/2021	1,866,917	[b]	1,751,794
ColourOZ Investment 2, First Lien Initial Term B-2 Loan, 3 Month LIBOR +3.00%		4.79	9/7/2021	4,079,191	[b]	3,488,565

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Chemicals - 2.1% (continued)
ColourOZ Investment 2, First Lien Initial Term C Loan , 3 Month LIBOR +3.00%	4.80	9/7/2021	724,565	[b]	619,655
Encapsys, Term Loan B-2, 1 Month LIBOR +3.25%	4.85	11/30/2024	4,467,225	[b]	4,453,265
Innophos Holdings, Initial Term Loan, 3 Month LIBOR +3.75%	5.42	2/7/2027	2,417,265	[b]	2,402,157
Polar US Borrower, Initial Term Loan, 3 Month LIBOR +4.75%	6.70	10/16/2025	3,368,604	[b]	3,292,810
				16,008,246
Commercial & Professional Services - 7.4%
Amentum Government Services Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	5.76	2/3/2027	3,185,958	[b]	3,184,635
APX Group, Term Loan, 3 Month LIBOR +5.00%	6.70	12/31/2025	2,419,474	[b]	2,384,694
AVSC Holding, First Lien 2019 Incremental Term Loan, 3 Month LIBOR +4.50%	6.20	10/15/2026	1,066,385	[b]	1,013,066
AVSC Holding, Second Lien Initial Term Loan, 3 Month LIBOR +7.25%	9.01	9/1/2025	1,061,750	[b]	1,047,592
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	5.36	2/7/2026	1,834,613	[b]	1,817,414
Cast & Crew Payroll, Term Loan, 1 Month LIBOR +3.75%	5.36	2/7/2026	467,163	[b]	461,907
Constellis Holdings, First Lien Initial Term Loan B, 2-3 Month LIBOR +5.00%	6.82	4/21/2024	5,229,625	[b,d]	997,995
Creative Artists Agency, Incremental Term Loan, 1 Month LIBOR +3.75%	5.35	11/26/2026	3,460,264	[b]	3,448,742
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	6.80	1/31/2024	2,462,933	[b]	2,472,686
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%	6.44	4/18/2025	2,004,157	[b]	1,954,053
Lineage Logistics, Term Loan, 1 Month LIBOR +3.00%	4.60	2/27/2025	2,883,315	[b]	2,848,182
MPH Acquisition Holdings, Initial Term Loan, 3 Month LIBOR +2.75%	4.69	6/7/2023	3,157,295	[b]	3,016,527
National Intergovernmental, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	5.69	5/23/2025	3,155,370	[b]	3,131,704
Parexel International, Initial Term Loan, 1 Month LIBOR + 2.75%	4.35	9/27/2024	3,167,214	[b]	3,085,389

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Commercial & Professional Services - 7.4% (continued)
Pi Lux Finco, Facility Term Loan B-2, 1 Month EURIBOR +3.00% @ Floor	EUR	3.00	1/1/2025	2,000,000	[b]	2,209,302
Pi Lux Finco, Second Lien Facility 1 Term Loan, 1 Month LIBOR +7.25%		8.85	1/1/2026	1,250,000	[b]	1,225,000
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.85	5/1/2025	2,820,403	[b]	2,807,190
Prime Security Services Borrower, 2019 Refinancing Term Loan B-1, 1 Month LIBOR +3.25%		4.91	9/23/2026	2,825,500	[b]	2,758,394
Sabert, Initial Term Loan, 1 Month LIBOR +4.50%		6.19	12/10/2026	2,967,359	[b]	2,967,359
TNS, Term Loan, 3 Month LIBOR +4.00%		5.78	8/14/2022	2,564,660	[b]	2,482,373
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		6.10	8/27/2025	4,451,802	[b]	4,443,455
Wand NewCo 3, Tranche Term B-1 Loan, 1 Month LIBOR +3.00%		4.60	2/5/2026	2,538,832	[b]	2,497,576
Weight Watchers International, Initial Term Loan, 3 Month LIBOR +4.75%		6.72	11/29/2024	5,204,643	[b]	5,208,989
					57,464,224
Consumer Discretionary - 4.3%
Allen Media, Term Loan, 3 Month LIBOR +5.50%		7.23	2/11/2027	1,919,440	[b]	1,895,447
AP Gaming I, First Lien Incremental Term Loan B, 1 Month LIBOR +3.50%		5.10	2/15/2024	4,567,932	[b]	4,519,398
Dealer Tire, Term B-1 Loan, 1 Month LIBOR +4.25%		5.85	2/5/2027	4,582,152	[b]	4,542,058
Everi Holdings, New Term Loan B, 1 Month LIBOR +2.75%		4.35	5/9/2024	3,088,192	[b]	3,080,472
Hayward Industries, Initial Term Loan, 1 Month LIBOR +3.50%		5.10	8/4/2024	1,147,687	[b]	1,127,126
Scientific Games International, Initial Term Loan B-5, 1-2 Month LIBOR +2.75%		4.36	8/14/2024	4,563,232	[b]	4,439,181
Station Casinos, Facility Term Loan B-1, 1 Month LIBOR +2.25%		3.86	1/31/2027	2,384,207	[b]	2,337,512
UFC Holdings, Term Loan B, 1 Month LIBOR +3.25%		4.86	4/29/2026	5,674,355	[b]	5,621,867
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	12/15/2024	3,161,464	[b]	3,042,909

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Consumer Discretionary - 4.3% (continued)
William Morris Endeavor, New Term B-1 Loan, 1-3 Month LIBOR +2.75%	4.36	5/18/2025	3,021,011	[b]	2,931,634
				33,537,604
Consumer Staples - .5%
KIK Custom Products, Term B-3 Loan, 1 Month LIBOR +4.00%	5.60	5/15/2023	4,235,000	[b]	4,189,114
Diversified Financials - 2.7%
Blackhawk Network Holdings, First Lien Term Loan, 1 Month LIBOR +3.00%	4.60	6/15/2025	6,139,698	[b]	6,055,277
Fiserv Investment Solutions, Initial Term Loan, 3 Month LIBOR +4.75%	6.44	2/20/2027	2,390,000	[b]	2,404,949
HNC Holdings, Initial Term Loan, 1 Month LIBOR +4.00%	5.60	10/5/2023	2,333,909	[b]	2,330,991
Masergy Communications, 2017 First Lien Replacement Term Loan, 3 Month LIBOR +3.25%	5.19	12/15/2023	2,775,123	[b]	2,749,106
Pi US Mergerco, Facility Term Loan B-1, 1 Month LIBOR +3.25%	4.85	1/1/2025	1,685,801	[b]	1,680,272
VFH Parent, Initial Term Loan, 1 Month LIBOR +3.50%	5.17	3/1/2026	6,001,061	[b]	5,984,198
				21,204,793
Energy - 4.5%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%	5.44	11/1/2024	1,180,000	[b]	1,041,350
Blackstone CQP Holdco, Initial Term Loan, 3 Month LIBOR +3.50%	5.41	9/30/2024	1,608,737	[b]	1,580,383
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%	5.64	5/29/2025	4,075,868	[b]	3,408,444
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%	5.89	7/18/2025	3,376,901	[b]	3,087,045
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR +7.25%	9.19	12/19/2022	469,111	[b]	470,411
Granite Acquisition, Term Loan, 1 Month LIBOR +3.50%	5.44	12/17/2021	2,706,030	[b]	2,691,363
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%	5.60	5/22/2026	5,776,772	[b]	5,448,247
Lucid Energy Group II, Initial Term Loan, 1 Month LIBOR +3.00%	4.60	2/18/2025	5,893,773	[b]	5,439,953
Natgasoline, Initial Term Loan, 3 Month LIBOR +3.50%	5.44	11/14/2025	3,519,876	[b]	3,511,076

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Energy - 4.5% (continued)
Prairie ECI Acquiror, Initial Term Loan, 3 Month LIBOR +4.75%		6.69	3/11/2026	3,766,642	[b]	3,658,351
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +4.00%		5.61	9/27/2024	574,200	[b]	483,764
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%		7.83	6/21/2026	4,209,450	[b]	3,935,836
					34,756,223
Environmental Control - 1.1%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%		5.69	5/11/2025	2,004,468	[b]	1,884,200
Filtration Group, Initial Dollar Term Loan, 1 Month LIBOR +3.00%		4.60	3/29/2025	3,611,615	[b]	3,595,363
Packers Holdings, Initial Term Loan, 1 Month LIBOR + 3.25%		4.91	12/4/2024	3,199,950	[b]	3,146,623
					8,626,186
Food Products - 1.1%
Atkins Nutritionals Holdings, Initial Term Loan, 1 Month LIBOR +3.75%		5.40	7/7/2024	2,540,887	[b]	2,547,240
Froneri Lux FinCo, Term Loan, 1 Month EURIBOR +5.75%	EUR	7.35	1/31/2027	1,500,000	[b]	1,626,946
Froneri US, Facility Term Loan B2, 1 Month LIBOR +2.25%		3.85	1/31/2027	2,259,535	[b]	2,228,941
Froneri US, USD Second Lien Facility Loan, 1 Month LIBOR +5.75%		7.35	1/31/2028	2,350,471	[b]	2,362,223
					8,765,350
Food Service - .4%
TKC Holdings, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.36	2/1/2023	2,436,005	[b]	2,312,986
TKC Holdings, Second Lien Initial Term Loan, 1 Month LIBOR +8.00%		9.61	2/1/2024	1,224,564	[b]	1,122,313
					3,435,299
Health Care - 10.4%
Agiliti Health, Term Loan, 1 Month LIBOR +3.00%		4.69	1/4/2026	3,617,059	[b]	3,585,410
Air Medical Group Holdings, 2018 Term Loan, 2 Month LIBOR +3.25%		4.93	4/28/2022	6,557,932	[b]	6,213,640
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		5.44	4/21/2024	5,437,607	[b]	4,526,808
Albany Molecular Research, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.85	8/31/2024	3,506,101	[b]	3,452,055

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Health Care - 10.4% (continued)
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	9/28/2024	3,714,500	[b]	3,561,871
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		9.35	8/15/2025	1,600,000	[b]	1,437,336
Auris Luxembourg III, Facility Term B-2 Loan, 1 Month LIBOR +3.75%		5.35	2/21/2026	6,621,420	[b]	6,240,688
Avantor Funding, 2020 USD Term Loan B-3, 1 Month LIBOR +2.25%		3.90	11/21/2024	1,645,235	[b]	1,637,008
CPI Holdco, First Lien Closing Date Term Loan, 3 Month LIBOR +4.25%		6.19	11/4/2026	3,253,644	[b]	3,269,912
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.87	1/8/2027	2,957,935	[b]	2,946,842
Dentalcorp Health Service, Initial Term Loan, 1 Month LIBOR +3.75%		5.35	6/6/2025	4,865,786	[b]	4,798,881
Envision Healthcare, Initial Term Loan, 1 Month LIBOR +3.75%		5.35	10/10/2025	4,191,880	[b]	3,401,711
EyeCare Partners, First Lien Initial Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor		1.00	2/18/2027	80,843	[b,e]	79,900
EyeCare Partners, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		5.42	2/18/2027	346,468	[b]	342,427
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.44	3/5/2026	3,193,497	[b]	3,157,570
Immucor, Term B-3 Loan, 3 Month LIBOR +5.00%		6.94	6/15/2021	2,602,276	[b]	2,576,253
MED ParentCo, First Lien Delayed Draw Term Loan, 1 Month LIBOR +4.25%		5.32	8/31/2026	732,348	[b,e]	723,655
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		5.85	8/31/2026	2,927,092	[b]	2,892,348
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.25%		4.91	6/30/2025	2,550,550	[b]	2,435,775
Ortho-Clinical Diagnostics, Term Loan, 3 Month EURIBOR +3.25%	EUR	5.31	6/30/2025	2,381,900	[b]	2,573,622
Petvet Care Centers, First Lien Initial Term Loan, 1 Month LIBOR +2.75%		4.35	2/14/2025	3,923,624	[b]	3,878,267
Petvet Care Centers, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		7.85	2/15/2026	1,488,652	[b]	1,484,469

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Health Care - 10.4% (continued)
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%	4.86	8/31/2024	7,131,418	[b]	6,917,476
US Anesthesia Partners, First Lien Initial Term Loan, 1 Month LIBOR +3.00%	4.60	6/23/2024	3,179,991	[b]	3,005,091
Wink Holdco, First Lien Initial Term Loan, 1 Month LIBOR +3.00%	4.60	12/1/2024	5,690,031	[b]	5,602,319
				80,741,334
Industrial - 5.7%
Brand Industrial Service, Initial Term Loan, 3 Month LIBOR +4.25%	6.09	6/21/2024	5,663,911	[b]	5,560,544
Dynasty Acquisition I, 2020 Specified Refinancing Term Facility B-1 Loan, 3 Month LIBOR +3.50%	5.21	4/8/2026	2,460,297	[b]	2,418,780
Engineered Machinery Holdings , First Lien Initial Term Loan, 3 Month LIBOR +3.00%	4.94	7/19/2024	2,724,425	[b]	2,649,503
Husky Injection Molding, Initial Term Loan, 1 Month LIBOR +3.00%	4.60	3/28/2025	4,994,435	[b]	4,684,356
North American Lifting Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	6.44	11/27/2020	2,805,920	[b]	2,498,826
Qualtek USA, Tranche Term B Loan, 2-3 Month LIBOR +6.25%	8.20	7/18/2025	2,511,296	[b]	2,457,931
Restaurant Technologies, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	4.85	10/1/2025	2,304,399	[b]	2,297,198
Standard Aero, 2020 Specified Refinancing Term Facility B-2 Loan, 3 Month LIBOR +3.50%	5.21	4/8/2026	1,322,740	[b]	1,300,419
Travelport Finance Luxembourg, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	6.94	5/30/2026	6,317,330	[b]	4,899,879
USIC Holdings, Term Loan B, 1 Month LIBOR +3.25%	4.85	12/9/2023	3,026,106	[b,e]	2,987,024
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%	5.94	3/8/2025	3,045,750	[b]	2,550,816
Ventia Deco, 2019 Refinancing Term Loan B, 3 Month LIBOR +3.50%	5.44	5/21/2026	1,559,730	[b]	1,561,679
VM Consolidated, Term B-1 Loan, 1 Month LIBOR +3.25%	4.85	2/28/2025	3,230,000	[b]	3,201,738

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Industrial - 5.7% (continued)
Yak Access, First Lien Initial Term Loan, 1 Month LIBOR +5.00%	6.60	7/11/2025	5,101,250	[b]	4,820,681
				43,889,374
Information Technology - 8.7%
Boxer Parent, Initial Dollar Term Loan, 1 Month LIBOR +4.25%	5.85	10/2/2025	5,601,978	[b]	5,398,906
Camelot Finance, Initial Term Loan, 1 Month LIBOR +3.25%	4.85	10/31/2026	2,378,251	[b]	2,372,306
Compuware, Senior Secured Term Loan, 1 Month LIBOR +4.00%	5.60	8/23/2025	3,542,943	[b]	3,554,759
Dcert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	5.60	10/16/2026	5,274,115	[b]	5,231,263
Dun & Bradstreet, Term Loan B, 1 Month LIBOR +4.00%	5.61	2/8/2026	6,303,322	[b]	6,330,899
Emerald TopCo, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	5.10	7/26/2026	1,552,466	[b]	1,552,303
Evergreen Skills Lux, First Lien Initial Term Loan, 3 Month LIBOR +4.75%	6.53	4/28/2021	1,994,723	[b]	1,598,272
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%	5.28	6/13/2024	6,788,571	[b]	6,495,814
Greeneden US Holdings II, Tranche Dollar Term Loan B-3, 1 Month LIBOR +3.25%	4.85	12/1/2023	6,165,512	[b]	6,106,447
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.50%	5.10	7/1/2024	6,049,955	[b]	6,034,830
Informatica, Term Loan, 6 Month LIBOR +7.13% @ Floor	7.13	2/14/2027	2,958,884	[b]	2,907,104
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	4.85	12/1/2024	4,175,257	[b]	4,102,775
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%	6.03	5/18/2025	7,035,601	[b]	6,886,095
Rackspace Hosting, First Lien Term B Loan, 2-3 Month LIBOR +3.00%	4.75	11/3/2023	1,715,601	[b]	1,645,270
SCS Holdings I, New Tranche Term Loan B, 1 Month LIBOR +3.50%	5.10	7/1/2026	3,098,814	[b]	3,094,941
TIBCO Software, Term Loan, 1 Month LIBOR +3.75%	5.16	7/3/2026	2,359,104	[b]	2,338,462
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	5.35	5/3/2026	1,768,586	[b]	1,766,376
				67,416,822

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Insurance - 4.3%
Alliant Holdings Intermediate, 2018 Initial Term Loan, 1 Month LIBOR +3.00%		4.60	5/10/2025	3,213,820	[b]	3,157,578
Amynta Agency Borrower, Term Loan, 1 Month LIBOR +4.50%		6.10	2/28/2025	5,794,521	[b]	5,452,297
AssuredPartners, 2020 February Refinancing Term Loan, 1 Month LIBOR +3.50%		5.10	2/11/2027	6,530,237	[b]	6,432,283
Asurion, New Term Loan B-7, 1 Month LIBOR +3.00%		4.60	11/3/2024	1,729,931	[b]	1,717,683
Asurion, Replacement Term Loan B-6, 1 Month LIBOR +3.00%		4.60	11/3/2023	992,544	[b]	985,517
Asurion, Second Lien Replacement Term B-2 Loan, 1 Month LIBOR +6.50%		8.10	8/4/2025	5,934,783	[b]	5,964,457
HUB International, 2019 Incremental Term Loan, 3 Month LIBOR +4.00%		5.69	4/25/2025	932,643	[b]	932,642
Sedgwick CMS, 2019 New Term Loan, 1 Month LIBOR +4.00%		5.60	9/4/2026	1,277,365	[b]	1,269,381
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%		4.85	12/31/2025	5,594,926	[b]	5,483,027
USI, 2019 New Term Loan, 3 Month LIBOR +4.00%		5.94	12/2/2026	1,702,452	[b]	1,697,481
					33,092,346
Internet Software & Services - 3.4%
ION Trading Finance, Initial Dollar Term Loan, 3 Month LIBOR +4.00%		6.06	11/21/2024	3,484,475	[b]	3,340,758
ION Trading Finance, Initial Euro Term Loan, 3 Month EURIBOR +3.25%	EUR	4.25	11/21/2024	1,656,063	[b]	1,784,032
ProQuest, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	10/23/2026	3,519,287	[b]	3,512,688
PUG, USD Term B Loan, 3 Month LIBOR +3.50%		5.17	2/13/2027	4,921,719	[b]	4,651,025
Trader, Senior Secured First Lien Term Loan, 1 Month LIBOR +3.00%		4.60	9/28/2023	3,179,842	[b]	3,116,245
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.39	10/11/2025	5,475,163	[b]	5,340,556
Web.com Group, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		9.39	10/11/2026	675,516	[b]	653,140

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Internet Software & Services - 3.4% (continued)
WeddingWire, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	6.10	12/21/2025	3,775,200	[b]	3,718,572
				26,117,016
Materials - 5.7%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	6.11	7/31/2025	4,855,366	[b]	4,303,068
Berlin Packaging, First Lien Initial Term Loan, 1-3 Month LIBOR +3.00%	4.81	11/7/2025	4,393,426	[b]	4,195,722
Canister International, Initial Term Loan, 1 Month LIBOR +4.75%	6.35	12/20/2026	1,504,833	[b]	1,506,714
Charter NEX US, Incremental Term Loan, 1 Month LIBOR +3.50%	5.10	5/16/2024	5,504,318	[b]	5,456,155
Circor International, New Term Loan, 3 Month LIBOR +3.25%	4.91	12/11/2024	1,603,378		1,598,768
Flex Acquisition, 2018 Incremental Term B Loan, 3 Month LIBOR +3.25%	5.16	6/29/2025	3,804,856	[b]	3,651,482
Form Technologies, First Lien Term Loan B-1, 3 Month LIBOR +3.25%	5.19	1/28/2022	4,265,960	[b]	3,999,338
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%	5.85	10/19/2023	2,451,670	[b]	2,316,828
LABL, Initial Dollar Term Loan, 1 Month LIBOR +4.50%	6.10	7/2/2026	3,033,997	[b]	3,009,346
Murray Energy, Superpriority Term B-2 Loan, 3 Month LIBOR +7.25%	9.35	10/17/2022	4,156,376	[b,d]	731,813
Oxbow Carbon, First Lien Tranche Term Loan B, 1 Month LIBOR +3.75%	5.35	1/4/2023	1,989,982	[b]	1,990,291
Plaze, Initial Term Loan, 1 Month LIBOR +3.50%	5.16	8/3/2026	1,793,807	[b]	1,792,309
Tecostar Holdings, 2017 First Lien Term Loan, 1 Month LIBOR +3.25%	4.89	5/1/2024	3,573,643	[b]	3,533,440
TricorBraun, 3 Month LIBOR +3.75% and PRIME +2.75%	6.29	11/30/2023	5,785,197	[b]	5,727,345
				43,812,619
Media - 6.1%
Banijay Group US Holding, USD Term Loan, 1 Month LIBOR +3.75%	5.35	3/1/2025	2,926,259	[b]	2,889,681
Diamond Sports Group, Term Loan, 1 Month LIBOR +3.25%	4.88	8/24/2026	5,783,596	[b]	5,313,679

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Media - 6.1% (continued)
ION Media Networks, Term Loan B-4, 1 Month LIBOR +3.00%		4.63	12/18/2024	6,144,763	[b]	6,087,155
NEP Group, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.25%		4.85	10/20/2025	3,153,444	[b]	2,953,736
NEP Group, Second Lien Initial Term Loan, 1 Month LIBOR +7.00%		8.60	10/19/2026	1,158,101	[b]	1,030,709
Nexstar Broadcasting, Term Loan B-4, 1 Month LIBOR +2.75%		4.41	9/19/2026	4,301,076	[b]	4,276,345
Radiate Holdco, Closing Date Term Loan, 1 Month LIBOR +3.00%		4.60	2/1/2024	7,799,344	[b]	7,661,256
Townsquare Media, Facility Term Loan B, 1 Month LIBOR +3.00%		4.60	4/1/2022	3,791,591	[b]	3,763,154
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%		4.35	3/15/2024	1,519,951	[b]	1,467,513
UPC Financing Partnership, Facility AT Term Loan, 1 Month LIBOR +2.25%		3.91	5/12/2028	1,800,000	[b]	1,795,500
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%		4.89	8/19/2023	6,201,008	[b]	6,014,978
Ziggo, Term Loan H, 6 Month EURIBOR +3.00% @ Floor	EUR	3.00	1/31/2029	3,500,000	[b]	3,796,208
					47,049,914
Metals & Mining - .2%
Arconic Rolled Products, Term Loan, 1 Month LIBOR +2.75%		4.38	2/4/2027	1,192,582	[b]	1,182,147
Real Estate - .8%
Cushman & Wakefield, Replacement Term Loan, 1 Month LIBOR +2.75%		4.35	8/21/2025	4,641,250	[b]	4,571,631
GGP Nimbus, Initial Term Loan B, 1 Month LIBOR +2.50%		4.10	8/24/2025	1,874,897	[b]	1,840,914
					6,412,545
Retailing - 1.7%
Bass Pro Group, Initial Term Loan, 1 Month LIBOR +5.00%		6.60	9/25/2024	3,138,989	[b]	3,013,430
Foundation Building Materials, Term Loan, 1 Month LIBOR +3.00%		4.60	8/13/2025	2,637,409	[b]	2,631,910
Leslie's Poolmart, Tranche Term Loan B-2, 2 Month LIBOR +3.50%		5.26	8/16/2023	2,437,295	[b]	2,335,733
Staples, 2019 Refinancing New Term Loan B-1, 1 Month LIBOR +5.00%		6.66	4/12/2026	3,140,897	[b]	3,059,234

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Retailing - 1.7% (continued)
Talbots, First Lien Initial Term Loan, 1 Month LIBOR +7.00%	8.60	11/28/2022	1,735,900	[b]	1,703,352
				12,743,659
Semiconductors & Semiconductor Equipment - .7%
Natel Engineering, Initial Term Loan, 1 Month LIBOR +5.00%	6.60	4/30/2026	3,348,071	[b]	3,214,148
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%	6.10	8/27/2025	2,447,431	[b]	2,398,482
				5,612,630
Technology Hardware & Equipment - 3.2%
Access CIG, First Lien Term B Loan, 1 Month LIBOR +3.75%	5.40	2/27/2025	1,926,652	[b]	1,914,611
McAfee, USD Term B Loan, 1 Month LIBOR +3.75%	5.35	9/29/2024	5,714,090	[b]	5,676,605
Perforce Software, Term Loan, 1 Month LIBOR +3.75%	5.35	7/1/2026	3,880,275	[b]	3,826,921
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	6.10	11/2/2025	4,131,111	[b]	4,136,275
Surf Holdings, Term Loan, 3 Month LIBOR +3.50%	4.81	2/25/2027	2,490,227	[b]	2,455,986
Tempo Acquisition, Initial Term Loan, 1 Month LIBOR +2.75%	4.35	5/1/2024	2,661,245	[b]	2,633,808
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	5.69	8/20/2025	4,207,394	[b]	4,075,912
				24,720,118
Telecommunication Services - 5.2%
Altice France, USD Incremental Term B-13 Loan, 1 Month LIBOR +4.00%	5.66	8/14/2026	7,314,021	[b]	7,186,026
CenturyLink, Term Loan, 1 Month LIBOR +2.25%	3.85	3/15/2027	2,268,674	[b]	2,207,239
CommScope, Initial Term Loan, 1 Month LIBOR +3.25%	4.85	4/4/2026	5,391,531	[b]	5,317,397
Connect Finco, Initial Term Loan, 1 Month LIBOR +4.50%	6.11	12/12/2026	2,812,796	[b,e]	2,788,184
Front Range BidCo, Term Loan, 3 Month LIBOR +3.00%	4.01	2/21/2027	1,922,148	[b]	1,883,368
Intelsat Jackson Holdings, Tranche B-4 Term Loan, 6 Month LIBOR +4.50%	6.43	1/2/2024	754,048	[b]	761,992
Intelsat Jackson Holdings, Tranche Term Loan B-3, 3 Month LIBOR +3.75%	5.68	11/27/2023	2,230,000	[b]	2,206,763
Iridium Satellite, Initial Term Loan, 1 Month LIBOR +3.75%	5.35	11/4/2026	8,267,849	[b]	8,275,621

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 87.7% (continued)
Telecommunication Services - 5.2% (continued)
MTN Infrastructure TopCo, Initial Term Loan, 1 Month LIBOR +3.00%	4.60	11/17/2024	3,174,210	[b]	3,094,854
Plantronics, Term Loan B, 1 Month LIBOR +2.50%	4.10	7/2/2025	1,590,000	[b]	1,465,455
SpeedCast International, Initial Term Loan, 3 Month LIBOR +2.75%	4.55	5/15/2025	1,049,578	[b]	699,717
West, Initial Term Loan B, 1 Month LIBOR +4.00%	5.60	10/10/2024	5,630,149	[b]	4,508,820
				40,395,436
Utilities - 2.7%
Eastern Power, Term B Loan, 1 Month LIBOR +3.75%	5.35	10/2/2025	6,493,000	[b]	6,424,012
EFS Cogen Holdings I, Advance Term Loan B, 3 Month LIBOR +3.25%	5.20	6/28/2023	4,876,257	[b]	4,867,553
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	5.35	6/3/2024	6,961,994	[b]	6,727,027
Pike, 2019 New Term Loan, 1 Month LIBOR +3.25%	4.86	7/24/2026	2,603,281	[b]	2,588,403
				20,606,995
Total Floating Rate Loan Interests (cost $704,527,745)			679,436,329
	1-Day Yield (%)		Shares
Investment Companies - 2.9%
Registered Investment Companies - 2.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $22,854,295)	1.59		22,854,295	[f]	22,854,295
Total Investments (cost $771,679,618)			95.9%	743,139,653
Cash and Receivables (Net)			4.1%	31,751,018
Net Assets			100.0%	774,890,671

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $37,695,562 or 4.86% of net assets.

d Non-income producing—security in default.

e Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	20.3
Communications	16.9
Industrial	13.7
Technology	12.6
Consumer, Cyclical	8.1
Financial	8.1
Energy	4.8
Investment Companies	3.0
Collateralized Loan Obligations	2.9
Utilities	2.7
Basic Materials	2.2
Diversified	.6
95.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	30,794,018	187,319,334	195,259,057	22,854,295	2.9	249,291

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS February 29, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Credit Suisse International
United States Dollar	13,096,870	Euro	12,100,000	3/20/2020	(279,519)
Gross Unrealized Depreciation					(279,519)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	748,825,323	720,285,358
Affiliated issuers	22,854,295	22,854,295
Cash		3,519,441
Cash denominated in foreign currency	122,125	124,320
Receivable for investment securities sold		63,547,719
Dividends and interest receivable		2,294,778
Receivable for shares of Common Stock subscribed		845,707
Prepaid expenses		42,984
		813,514,602
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		420,684
Payable for investment securities purchased		36,217,614
Payable for shares of Common Stock redeemed		1,593,395
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		279,519
Directors’ fees and expenses payable		14,800
Other accrued expenses		97,919
		38,623,931
Net Assets ($)		774,890,671
Composition of Net Assets ($):
Paid-in capital		866,091,286
Total distributable earnings (loss)		(91,200,615)
Net Assets ($)		774,890,671

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	22,521,240	1,427,532	79,809,193	671,132,706
Shares Outstanding	1,974,223	125,228	7,012,082	59,031,076
Net Asset Value Per Share ($)	11.41	11.40	11.38	11.37

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	24,908,820
Dividends:
Unaffiliated issuers	15,564
Affiliated issuers	249,291
Total Income	25,173,675
Expenses:
Management fee—Note 3(a)	2,734,000
Loan commitment fees—Note 2	177,208
Shareholder servicing costs—Note 3(c)	104,269
Professional fees	60,088
Registration fees	58,387
Directors’ fees and expenses—Note 3(d)	38,969
Prospectus and shareholders’ reports	11,456
Chief Compliance Officer fees—Note 3(c)	6,661
Distribution fees—Note 3(b)	6,035
Interest expense—Note 2	2,267
Custodian fees—Note 3(c)	409
Miscellaneous	31,557
Total Expenses	3,231,306
Less—reduction in expenses due to undertaking—Note 3(a)	(37,958)
Net Expenses	3,193,348
Investment Income—Net	21,980,327
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,050,317)
Net realized gain (loss) on forward foreign currency exchange contracts	540,047
Net Realized Gain (Loss)	(8,510,270)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,290,252)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(463,019)
Net Change in Unrealized Appreciation (Depreciation)	(5,753,271)
Net Realized and Unrealized Gain (Loss) on Investments	(14,263,541)
Net Increase in Net Assets Resulting from Operations	7,716,786

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	21,980,327	57,843,919
Net realized gain (loss) on investments	(8,510,270)	(27,530,581)
Net change in unrealized appreciation (depreciation) on investments	(5,753,271)	(19,015,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,716,786	11,298,328
Distributions ($):
Distributions to shareholders:
Class A	(679,836)	(1,679,274)
Class C	(38,141)	(85,597)
Class I	(2,397,074)	(4,688,673)
Class Y	(21,452,723)	(51,412,650)
Total Distributions	(24,567,774)	(57,866,194)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,875,818	34,374,692
Class C	25,000	329,060
Class I	15,442,901	132,123,681
Class Y	52,439,118	252,993,193
Distributions reinvested:
Class A	615,844	1,545,400
Class C	34,376	78,330
Class I	2,362,372	4,587,775
Class Y	7,030,560	16,002,358
Cost of shares redeemed:
Class A	(6,120,240)	(27,121,646)
Class C	(346,114)	(758,678)
Class I	(25,355,277)	(63,298,464)
Class Y	(164,073,688)	(557,482,921)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(116,069,330)	(206,627,220)
Total Increase (Decrease) in Net Assets	(132,920,318)	(253,195,086)
Net Assets ($):
Beginning of Period	907,810,989	1,161,006,075
End of Period	774,890,671	907,810,989

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	162,173	2,870,308
Shares issued for distributions reinvested	53,294	131,536
Shares redeemed	(529,515)	(2,300,930)
Net Increase (Decrease) in Shares Outstanding	(314,048)	700,914
Class C
Shares sold	2,176	28,089
Shares issued for distributions reinvested	2,975	6,673
Shares redeemed	(29,967)	(64,354)
Net Increase (Decrease) in Shares Outstanding	(24,816)	(29,592)
Class Ia
Shares sold	1,336,440	11,156,737
Shares issued for distributions reinvested	204,954	392,325
Shares redeemed	(2,197,152)	(5,398,520)
Net Increase (Decrease) in Shares Outstanding	(655,758)	6,150,542
Class Ya
Shares sold	4,538,349	21,482,432
Shares issued for distributions reinvested	610,514	1,365,469
Shares redeemed	(14,238,955)	(47,909,547)
Net Increase (Decrease) in Shares Outstanding	(9,090,092)	(25,061,646)

[a] During the period ended February 29, 2020, 13,682 Class A shares representing $158,236 were exchanged for 13,717 Class I shares and 431,880 Class Y shares representing $4,981,013 were exchanged for 431,363 Class I shares. During the period ended August 31, 2019, 973,505 Class Y shares representing $11,473,584 were exchanged for 973,158 Class I shares, 986 Class A shares representing $11,661 were exchanged for 988 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.64	12.07	12.13	12.06	12.29	12.64
Investment Operations:
Investment income—net[a]	.29	.65	.51	.44	.47	.48
Net realized and unrealized gain (loss) on investments	(.21)	(.47)	(.11)	.05	(.21)	(.33)
Total from Investment Operations	.08	.18	.40	.49	.26	.15
Distributions:
Dividends from investment income—net	(.31)	(.61)	(.46)	(.42)	(.49)	(.48)
Dividends from net realized gain on investments	-	-	-	-	-	(.02)
Total Distributions	(.31)	(.61)	(.46)	(.42)	(.49)	(.50)
Net asset value, end of period	11.41	11.64	12.07	12.13	12.06	12.29
Total Return (%)[b]	.72[c]	1.59	3.38	4.14	2.23	1.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.12	.99	1.02	1.04	1.04
Ratio of net expenses to average net assets	1.04[d]	1.02	.99	1.02	1.04	1.04
Ratio of net investment income to average net assets	4.95[d]	5.26	4.19	3.61	3.98	3.88
Portfolio Turnover Rate	38.80[c]	86.44	91.78	97.82	66.45	76.63
Net Assets, end of period ($ x 1,000)	22,521	26,637	19,165	14,483	7,210	7,824

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.63	12.06	12.11	12.04	12.28	12.63
Investment Operations:
Investment income—net[a]	.24	.54	.41	.35	.38	.39
Net realized and unrealized gain (loss) on investments	(.20)	(.45)	(.10)	.05	(.22)	(.33)
Total from Investment Operations	.04	.09	.31	.40	.16	.06
Distributions:
Dividends from investment income—net	(.27)	(.52)	(.36)	(.33)	(.40)	(.39)
Dividends from net realized gain on investments	-	-	-	-	-	(.02)
Total Distributions	(.27)	(.52)	(.36)	(.33)	(.40)	(.41)
Net asset value, end of period	11.40	11.63	12.06	12.11	12.04	12.28
Total Return (%)[b]	.35[c]	.82	2.62	3.38	1.43	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[d]	1.80	1.78	1.81	1.84	1.84
Ratio of net expenses to average net assets	1.79[d]	1.77	1.75	1.78	1.80	1.80
Ratio of net investment income to average net assets	4.21[d]	4.52	3.40	2.85	3.22	3.11
Portfolio Turnover Rate	38.80[c]	86.44	91.78	97.82	66.45	76.63
Net Assets, end of period ($ x 1,000)	1,428	1,745	2,166	2,652	1,952	803

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.62	12.05	12.11	12.05	12.28	12.62
Investment Operations:
Investment income—net[a]	.30	.68	.54	.47	.50	.56
Net realized and unrealized gain (loss) on investments	(.21)	(.47)	(.10)	.05	(.20)	(.36)
Total from Investment Operations	.09	.21	.44	.52	.30	.20
Distributions:
Dividends from investment income—net	(.33)	(.64)	(.50)	(.46)	(.53)	(.52)
Dividends from net realized gain on investments	-	-	-	-	-	(.02)
Total Distributions	(.33)	(.64)	(.50)	(.46)	(.53)	(.54)
Net asset value, end of period	11.38	11.62	12.05	12.11	12.05	12.28
Total Return (%)	.88[b]	1.78	3.68	4.47	2.49	1.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.82	.77	.80	.81	.77
Ratio of net expenses to average net assets	.79[c]	.77	.75	.78	.80	.77
Ratio of net investment income to average net assets	5.20[c]	5.58	4.45	3.87	4.22	4.19
Portfolio Turnover Rate	38.80[b]	86.44	91.78	97.82	66.45	76.63
Net Assets, end of period ($ x 1,000)	79,809	89,078	18,280	18,492	12,845	10,187

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.60	12.03	12.09	12.03	12.27	12.63
Investment Operations:
Investment income—net[a]	.30	.66	.54	.47	.51	.51
Net realized and unrealized gain (loss) on investments	(.20)	(.44)	(.10)	.05	(.22)	(.32)
Total from Investment Operations	.10	.22	.44	.52	.29	(.19)
Distributions:
Dividends from investment income—net	(.33)	(.65)	(.50)	(.46)	(.53)	(.53)
Dividends from net realized gain on investments	-	-	-	-	-	(.02)
Total Distributions	(.33)	(.65)	(.50)	(.46)	(.53)	(.55)
Net asset value, end of period	11.37	11.60	12.03	12.09	12.03	12.27
Total Return (%)	.88[b]	1.90	3.60	4.51	2.54	1.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[c]	.73	.72	.74	.76	.75
Ratio of net expenses to average net assets	.74[c]	.73	.72	.74	.76	.75
Ratio of net investment income to average net assets	5.24[c]	5.55	4.46	3.91	4.27	4.14
Portfolio Turnover Rate	38.80[b]	86.44	91.78	97.82	66.45	76.63
Net Assets, end of period ($ x 1,000)	671,133	790,351	1,121,392	877,163	481,579	490,699

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 200 million to 275 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	22,667,599	-	22,667,599
Corporate Bonds	-	18,181,430	-	18,181,430
Floating Rate Loan Interests	-	679,436,329	-	679,436,329
Investment Companies	22,854,295	-	-	22,854,295
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(279,519)	-	(279,519)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 28, 2020, the Board declared a cash dividend of $.043, $.036, $.045 and $.046 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on March 2, 2020, to shareholders of record as of the close of business on February 28, 2020. The ex-dividend date was March 2, 2020.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $55,228,844 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019. The fund has $19,327,937 of short-term capital losses and $35,900,907 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $57,866,194. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $171,430 with a related weighted average annualized interest rate of 2.66%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate the expenses limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $37,958 during the period ended February 29, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended February 29, 2020, the Distributor retained $12 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $6,035 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A and Class C shares were charged $30,876 and $2,012, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $9,030 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $409 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $409,232, Distribution Plan fees of $870, Shareholder Services Plan fees of $4,856, custodian fees of $4,989, Chief Compliance Officer fees of $2,219 and transfer agency fees of $3,300, which are offset against an expense reimbursement currently in effect in the amount of $4,782.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended February 29, 2020, amounted to $315,677,477 and $463,139,195, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 29, 2020, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended February 29, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at February 29, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following summarizes the average market value of derivatives outstanding during the period ended February 29, 2020:

Average Market Value ($)
Forward contracts	12,484,318

At February 29, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $28,819,484, consisting of $982,374 gross unrealized appreciation and $29,801,858 gross unrealized depreciation.

At February 29, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The Company impact of the coronavirus outbreak on the investments of the fund is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional loan participation funds (the “Performance Group”) and with a broader group of retail and institutional loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the five-year period when it was above the Performance Group median. The Board also considered that the fund’s yield performance was above the Performance Group median for two of the six one-year periods ended December 31st and above the Performance Universe median for four of the six one-year periods ended December 31st. The Board discussed with representatives of the Adviser and Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain of the periods under review and noted the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The

Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was concerned with the fund’s relative total return performance, but noted the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median during periods when performance was below median, and agreed to closely monitor performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Floating Rate Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6240SA0220

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      April 24, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)